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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 12,1997



                              DUNN COMPUTER CORPORATION
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                (Exact name of registrant as specified in its charter)


              Delaware              0-22263                          54-1424654
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(State or Other Jurisdiction      (Commission                     (IRS Employer
   of Incorporation)              File Number)                   Identification
                                                                         Number)

                   1306 Squire Court, Sterling, Virginia                  20166
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                       (Address of Principal Executive Offices)      (Zip Code)

          Registrant's telephone number, including area code: (703) 450-0400



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            (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OF ASSETS

         On September 12, 1997, STMS Acquisition Corp., a wholly-owned subsidiary of Dunn Computer Corporation ("Registrant"), acquired substantially all of the assets and liabilities of STMS, Inc., a company that provides network services to both government and commercial users. The purchase price was One Hundred and Fifty Thousand (150,000) shares of Registrant's common stock. STMS, Inc.'s facilities are located in Sterling, Virginia.

         In connection with the acquisition, Registrant settled a note payable and certain accounts payable to a former stockholder of STMS, Inc. and acquired such stockholder's 47% ownership interest in Glacier Corporation, a software distribution company that is an affiliated company of STMS, Inc.

ITEM 7.  FINANCIAL STATEMENTS

         Financial Statements depicting the results of the acquisition through August 31, 1997 are being finalized and audited at the time of this filing. Unaudited financial results for the period ended August 31, 1997 will be filed within 60 days or no later than November 11, 1997.


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                                      SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DUNN COMPUTER CORP.
                                            (Registrant)



                                            By:/s/ John Vazzana
                                               --------------------------------
                                                   John Vazzana,
                                                   Executive Vice President and
                                                   Chief Financial Officer


Dated: September 29, 1997


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